UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         January 25, 2007
                                                 -------------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-13988                    36-3150143
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation               File Number)             Identification No.)


ONE TOWER LANE, OAKBROOK TERRACE, IL                                60181
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code         (630)571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 13

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                     Page No.


Item 2.02 - Results of Operations and Financial Condition                3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               3

Exhibit Index                                                            4

Item 2.02 - Results of Operations and Financial Condition

On January 25, 2007, DeVry Inc. issued a press release announcing the Company's fiscal 2007 second quarter operating results. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) - Exhibits

99.1 Press release announcing the Company's fiscal 2007 second quarter operating results.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       DEVRY INC.
                                                      ------------
                                                      (REGISTRANT)


Date: January 25, 2007                                /s/Richard M. Gunst
                                                      -------------------
                                                      Richard M. Gunst
                                                      Senior Vice President,
                                                      Chief Financial Officer
                                                      And Treasurer

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                       Description                           Numbered Page
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99.1           Press release announcing the Company's
               fiscal 2007 second quarter operating results.            5-13